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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 10, 2002


                            UNITED COMMUNITY BANCORP

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             (Exact name of Registrant as specified in its charter)





        North Carolina                0-26551              56-2137427
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
  of incorporation)                                             number)


                  804 Second Street, NE, Hickory, NC 28601-3843

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                    (Address of principal executive offices)


Registrant's telephone number, including area code (828) 431-2300



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             (Former name or address, if changed since last report.)

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Item 5. Other Material Events
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The Board of Directors of United Community Bancorp has authorized the purchase, from time to time, either on the open market or in privately negotiated transactions, of shares of the Registrant's $1.00 par value common stock during the next twelve months in an aggregate amount not to exceed 100,000 shares. The Registrant has stated its intention not to actively solicit repurchases, but to effect repurchases at market rates when shares are available. The Board of Directors has given Executive Management the authority to time any repurchases provided that after any repurchase the Registrant remains well capitalized under federal bank regulatory standards.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITED COMMUNITY BANCORP



                                      By:  /s/ R. Steve Aaron
                                           -------------------
                                           R. Steve Aaron
                                           President and Chief Executive Officer

Dated: January 15, 2002

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                                  EXHIBIT INDEX
                                  -------------

      Exhibit

      Number           Description of Exhibit
      ------           ----------------------

        99             Press Release

                                       4